UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2024

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 East Belleview Avenue
Denver, Colorado		80237
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 866 405-5012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on November 30, 2023, The Western Union Company (“Western Union”) entered into a second amended and restated credit agreement (the “Credit Agreement”) providing for unsecured financing facilities in an aggregate amount of $1.25 billion with a syndicate of lenders including Citibank, N.A., Bank of America, N.A. and Wells Fargo Bank, National Association, in their respective capacities as Issuing Lenders and in their respective capacities as Swing Line Banks, Bank of America, N.A. and Wells Fargo Bank, National Association, as Syndication Agents, Barclays Bank PLC, JPMorgan Chase Bank, N.A. and U.S. Bank National Association, as Documentation Agents, and Citibank, N.A., as Administrative Agent for the lenders thereunder. The Credit Agreement had a termination date of November 30, 2028, subject to an ability of Western Union to request an extension of the termination date by one year, up to a maximum of two such requests. Pursuant to Section 2.25 of the Credit Agreement, the termination date of the Credit Agreement has been extended by one year to November 30, 2029. The extension of the termination date became effective as of November 30, 2024.

Under the Credit Agreement, Western Union has the option, on one or more occasions, to request an increase in the commitments under the Credit Agreement by an amount of up to $600,000,000. Pursuant to Section 2.20 of the Credit Agreement, the aggregate revolving credit commitments have been increased by $310,000,000 to a total of $1.56 billion in revolving credit commitments. The increase in revolving credit commitments became effective as of November 30, 2024.

A copy of the Credit Agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Western Union on December 4, 2023.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the extension of the Credit Agreement is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2024	THE WESTERN UNION COMPANY
	By:	/s/ Benjamin C. Adams
	Name:	Benjamin C. Adams
	Title:	Executive Vice President, Chief Legal Officer